SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

         This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of May 30, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
   ---------                                          -------------------------

   AIM V.I. Aggressive Growth Fund                    Series I shares
                                                      Series II shares

   AIM V.I. Balanced Fund                             Series I shares
                                                      Series II shares

   AIM V.I. Basic Value Fund                          Series I shares
                                                      Series II shares

   AIM V.I. Blue Chip Fund                            Series I shares
                                                      Series II shares

   AIM V.I. Capital Appreciation Fund                 Series I shares
                                                      Series II shares

   AIM V.I. Capital Development Fund                  Series I shares
                                                      Series II shares

   AIM V.I. Core Equity Fund                          Series I shares
                                                      Series II shares

   AIM V.I. Dent Demographic Trends Fund              Series I shares
                                                      Series II shares

   AIM V.I. Diversified Income Fund                   Series I shares
                                                      Series II shares

   AIM V.I. Global Utilities Fund                     Series I shares
                                                      Series II shares

   AIM V.I. Government Securities Fund                Series I shares
                                                      Series II shares

   AIM V.I. Growth Fund                               Series I shares
                                                      Series II shares

   AIM V.I. High Yield Fund                           Series I shares
                                                      Series II shares

   AIM V.I. International Growth Fund                 Series I shares
                                                      Series II shares

   AIM V.I. Large Cap Growth Fund                     Series I shares
                                                      Series II shares

   AIM V.I. Mid Cap Core Equity Fund                  Series I shares
                                                      Series II shares

   AIM V.I. Money Market Fund                         Series I shares
                                                      Series II shares

   AIM V.I. New Technology Fund                       Series I shares
                                                      Series II shares

   AIM V.I. Premier Equity Fund                       Series I shares
                                                      Series II shares

   AIM V.I. Small Cap Equity Fund                     Series I shares
                                                      Series II shares

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 30, 2003.



                                                By:  /s/ Robert H. Graham
                                                   ---------------------------
                                                     Name:  Robert H. Graham
                                                     Title:     President

                                       2